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                                                                     Exhibit 3.2

                               RESTATED BY-LAWS

                                      OF

                                 PEAPOD, INC.

                                   ARTICLE I

                             STOCKHOLDERS MEETINGS

          Section 1.1  Annual Meetings.
                       ---------------

          An annual meeting of stockholders shall be held for the election of directors at such date, time and place as may be fixed by resolution of the Board of Directors from time to time.

          Section 1.2  Special Meetings.  Special meetings of stockholders for
                       ----------------
any purpose or purposes may be called at any time only by the Chairman of the Board, if any, the President, the Board of Directors or by a majority of the Board of Directors, and by no other person. The business transacted at a special meeting of stockholders shall be limited to the purpose or purposes for which such meeting is called, except as otherwise determined by the Board of Directors or the chairman of the meeting.

          Section 1.3  Notice of Meetings.  A written notice of each annual or
                       ------------------
special meeting of stockholders shall be given stating the place, date and time of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the Certificate of Incorporation or these By-laws, as such may be amended or restated from time to time, such notice of meeting shall be given not less than ten nor more than 60 days before the date of the meeting to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation.

          Section 1.4  Adjournments.  Any annual or special meeting of
                       ------------
stockholders may be adjourned from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the date, time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting in accordance with Section 1.3.
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          Section 1.5  Quorum.  Except as otherwise provided by law, the
                       ------
Certificate of Incorporation or these By-laws, as such may be amended or restated from time to time, the presence in person or by proxy of the holders of stock having a majority of the votes which could be cast by the holders of all outstanding stock entitled to vote at the meeting shall constitute a quorum at each meeting of stockholders. In the absence of a quorum, the stockholders so present may, by the affirmative vote of the holders of stock having a majority of the votes which could be cast by all such holders, adjourn the meeting from time to time in the manner provided in Section 1.4 of these By-laws until a quorum is present. If a quorum is present when a meeting is convened, the subsequent withdrawal of stockholders, even though less than a quorum remains, shall not affect the ability of the remaining stockholders lawfully to transact business.

          Section 1.6  Organization.  Meetings of stockholders shall be presided
                       ------------
over by the Chairman of the Board, if any, or if there is none or in his or her absence, by the President, or in his or her absence, by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

          Section 1.7  Voting.
                       ------

          (a) Except as otherwise provided by the Certificate of Incorporation, as such may be amended or restated from time to time, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power on the matter in question.

          (b) Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors of election unless so required by
Section 1.9 of these By-laws or so determined by the holders of stock having a majority of the votes which could be cast by the holders of all outstanding stock entitled to vote which are present in person or by proxy at such meeting. Unless otherwise provided in the Certificate of Incorporation, as such may be amended or restated from time to time, directors shall be elected by a plurality of the votes cast in the election of directors. Each other question shall, unless otherwise provided by law, the Certificate of Incorporation or these By-laws, as such may be amended or restated from time to time, be decided by the vote of the holders of stock having a majority of the votes which could be cast by the holders of all stock entitled to vote on such question which are present in person or by proxy at the meeting.

          (c) Stock of the Corporation standing in the name of another corporation and entitled to vote may be voted by such officer, agent or proxy as the by-laws or other internal regulations of such other corporation may prescribe or, in the absence of such provision, as the board of directors or comparable body of such other corporation may determine.

          (d) Stock of the Corporation standing in the name of a deceased person, a minor, an incompetent or a debtor in a case under Title 11, United States Code, and entitled to vote may be voted by an administrator, executor, guardian, conservator, debtor-in-possession or trustee, as the case may be, either in person or by proxy, without transfer of such shares into the name of the official or other person so voting.

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          (e)  A stockholder whose voting stock of the Corporation is pledged shall be entitled to vote such stock unless on the transfer records of the Corporation the pledgor has expressly empowered the pledgee to vote such shares, in which case only the pledgee, or such pledgee's proxy, may represent such shares and vote thereon.

          (f) If voting stock is held of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:
(i) if only one votes, such act binds all; (ii) if more than one vote, the act of the majority so voting binds all; and (iii) if more than one votes, but the vote is evenly split on any particular matter each faction may vote such stock proportionally, or any person voting the shares, or a beneficiary, if any, may apply to the Court of Chancery of the State of Delaware or such other court as may have jurisdiction to appoint an additional person to act with the persons so voting the stock, which shall then be voted as determined by a majority of such persons and the person appointed by the Court. If the instrument so filed shows that any such tenancy is held in unequal interests, a majority or even split for the purpose of this subsection shall be a majority or even split in interest.

          (g) Stock of the Corporation belonging to the Corporation, or to another corporation a majority of the shares entitled to vote in the election of directors of which are held by the Corporation, shall not be voted at any meeting of stockholders and shall not be counted in the total number of outstanding shares for the purpose of determining whether a quorum is present. Nothing in the Section 1.7 shall limit the right of the Corporation to vote shares of stock of the Corporation held by it in a fiduciary capacity.

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          Section 1.8  Proxies.
                       -------

          (a) Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy filed with the Secretary before or at the time of the meeting. No such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing with the Secretary an instrument in writing revoking the proxy or another duly executed proxy bearing a later date.

          (b) A stockholder may authorize another person or persons to act for such stockholder as proxy (i) by executing a writing authorizing such person or persons to act as such, which execution may be accomplished by such stockholder or such stockholder's authorized officer, director, partner, employee or agent (or, if the stock is held in a trust or estate, by a trustee, executor or administrator thereof) signing such writing or causing his or her signature to be affixed to such writing by any reasonable means, including, but not limited to, facsimile signature, or (ii) by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission (a "Transmission") to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such Transmission; provided that any such Transmission must either set forth or be submitted with information from which it can be determined that such Transmission was authorized by such stockholder.

          (c) Any inspector or inspectors appointed pursuant to Section 1.9 of these By-Laws shall examine Transmissions to determine if they are valid. If no inspector or inspectors are so appointed, the Secretary or such other person or persons as shall be appointed from time to time by the Board of Directors shall examine Transmissions to determine if they are valid. If it is determined a Transmission is valid, the person or persons making that determination shall specify the information upon which such person or persons relied. Any copy, facsimile telecommunication or other reliable reproduction of such a writing or Transmission may be substituted or used in lieu of the original writing or Transmission for any and all purposes for which the original writing or Transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or Transmission.

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          Section 1.9  Voting Procedures and Inspectors of Elections.
                       ---------------------------------------------

          (a) If the Corporation has a class of voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on an interdealer quotation system of a registered national securities association or
(iii) held of record by more than 2,000 stockholders, the Board of Directors shall, in advance of any meeting of stockholders, appoint one or more inspectors (individually an "Inspector," and collectively the "Inspectors") to act at such meeting and make a written report thereof. The Board of Directors may designate one or more persons as alternate Inspectors to replace any Inspector who shall fail to act. If no Inspector or alternate is able to act at such meeting, the chairman of the meeting shall appoint one or more other persons to act as Inspectors. Each Inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of Inspector with strict impartiality and according to the best of his or her ability.

          (b) The Inspectors shall (i) ascertain the number of shares of stock of the Corporation outstanding and the voting power of each, (ii) determine the number of shares of stock of the Corporation present in person or by proxy at such meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the Inspectors and
(v) certify their determination of the number of such shares present in person or by proxy at such meeting and their count of all votes and ballots. The Inspectors may appoint or retain other persons or entities to assist them in the performance of their duties.

          (c) The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at such meeting. No ballots, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the Inspectors after the closing of the polls unless the Court of Chancery of the State of Delaware upon application by any stockholder shall determine otherwise.

          (d) In determining the validity and counting of proxies and ballots, the Inspectors shall be limited to an examination of the proxies, any envelopes submitted with such proxies, any information referred to in paragraphs (b) and
(c) of Section 1.8 of these By-laws, ballots and the regular books and records of the Corporation, except that the Inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by a stockholder of record to cast or more votes than such stockholder holds of record. If the Inspectors consider other reliable information for the limited purpose permitted herein, the Inspectors, at the time they make their certification pursuant to paragraph (b) of this Section 1.9, shall specify the precise information considered by them, including the person or persons from whom such information was obtained, when and the means by which such information was obtained and the basis for the Inspectors' belief that such information is accurate and reliable.

          Section 1.10  Fixing Date of Determination of Stockholders of Record.
                        ------------------------------------------------------

          (a) In order that the corporation may determine the stockholders entitled (i) to notice of or to vote at any meeting of stockholders or any adjournment thereof, (ii) to receive

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payment of any dividend or other distribution or allotment of any rights, (iii)
to exercise any rights in respect of any change, conversion or exchange of stock or (iv) to take, receive or participate in any other action, the Board of Directors may fix a record date, which shall not be earlier than the date upon which the resolution fixing the record date is adopted by the Board of Directors and which (1) in the case of a determination of stockholders entitled to notice of or to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, be not more than 60 nor less than ten days before the date of such meeting; (2) in the case of a determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall be not more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors; and (3) in the case of any other action, shall be not more than 60 days before such action.

          (b) If no record date is fixed, (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (ii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

          (c) A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting, but the Board of Directors may fix a new record date for the adjourned meeting.

          Section 1.11  List of Stockholders Entitled to Vote.  The Secretary
                        -------------------------------------
shall prepare, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders.

          Section 1.12  Stockholder Proposals and Board Nominations.
                        -------------------------------------------

          (a) At any annual meeting of the Corporation's stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder in accordance with these By-laws. Business may be properly brought before an annual meeting by a stockholder only if written notice of the stockholder's intent to propose such business has been delivered, either by personal delivery, United States mail, first class postage prepaid, or other similar means, to the

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Secretary of the Corporation not later than 90 calendar days in advance of the anniversary date of the release of the Corporation's proxy statement to stockholders in connection with the preceding year's annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 calendar days from the anniversary of the annual meeting date stated in the previous year's proxy statement, a stockholder proposal shall be received by the Corporation a reasonable time before the solicitation is made.

          (b) Each notice of new business must set forth: (i) the name and address of the stockholder who intends to raise the new business; (ii) the business desired to be brought forth at the meeting and the reasons for conducting such business at the meeting; (iii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote with respect to such business and intends to appear in person or by proxy at the meeting to move the consideration of such business; (iv) such stockholder's total beneficial ownership of the Corporation's voting stock; and (v) such stockholder's interest in such business. The chairman of the meeting may refuse to acknowledge a motion to consider any business that he determines was not made in compliance with the foregoing procedures.

          (c) An adjourned meeting, if notice of the adjourned meeting is not required to be given to stockholders, shall be regarded as a continuation of the original meeting, and any notice of new business must have met the foregoing requirements as of the date of the original meeting. In the event of an adjourned meeting where notice of the adjourned meeting is required to be given to stockholders, any notice of new business made by a stockholder with respect to the adjourned meeting must meet the foregoing requirements based upon the date on which notice of the date of the adjourned meeting was given.

          (d) Nominations for the election of directors may be made by the Board of Directors or a committee appointed by the Board of Directors or by any stockholder entitled to vote in the election of directors generally. However, any stockholder entitled to vote in the election of directors may nominate one or more persons for election as director(s) at a meeting only if written notice of such stockholder's intent to make such nomination or nominations has been delivered, either by personal delivery, United States mail, first class postage prepaid, or other similar means, to the Secretary of the Corporation not later than (i) with respect to an election to be held at an annual meeting of stockholders, 90 calendar days in advance of the anniversary date of the release of the Corporation's proxy statement to stockholders in connection with the preceding year's annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 calendar days from the anniversary of the annual meeting date stated in the previous year's proxy statement, a nominee proposal shall be received by the Corporation a reasonable time before the solicitation is made, and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the 10th day following the date on which notice of such meeting is first given to stockholders.

          (e) Each such notice shall set forth: (i) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (ii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the

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person or persons specified in the notice; (iii) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (iv) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (v) the consent of each nominee to serve as a director of the Corporation if so elected.

                                  ARTICLE II

                              BOARD OF DIRECTORS

          Section 2.1  Number.  The Board of Directors shall consist of such
                       ------
number of directors as may be determined from time to time by resolution of the Board of Directors.

          Section 2.2  Election; Resignation; Vacancies.
                       --------------------------------

          (a) At each annual meeting at which the term of office of a class of directors expires, the stockholders shall elect directors of such class each to hold office until the annual meeting at which the terms of office of such class of directors expire and the election and qualification of his or her successor, or until his or her earlier death, resignation or removal.

          (b) Any director may resign at any time by giving written notice to the Chairman of the Board, if any, the President or the Secretary. Unless otherwise stated in a notice of resignation, it shall take effect when received by the officer to whom it is directed, without any need for its acceptance.

          (c) Any newly created directorship or any vacancy occurring in the Board of Directors for any reason may be filled by a majority of the remaining directors, although less than a quorum, or by a plurality of the votes cast in the election of directors at a meeting of stockholders. Each director elected to replace a former director shall hold office until the expiration of the term of office of the director whom he or she has replaced and the election and qualification of his or her successor, or until his or her earlier death, resignation or removal. A director elected to fill a newly created directorship shall serve until the annual meeting at which the term of office of the class of directors to which he or she is assigned expires, the election and qualification of his or her successor, or until his or her earlier death, resignation or removal.

          Section 2.3  Regular Meetings.  A regular annual meeting of the Board
                       ----------------
of Directors shall be held, without call or notice, immediately after and at the same place as the annual meeting of stockholders, for the purpose of organizing the Board of Directors, electing officers and transacting any other business that may properly come before such meeting. Additional regular meetings of the Board of Directors may be held without call or notice at such times as shall be fixed by resolution of the Board of Directors.

                                       8
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          Section 2.4  Special Meetings.  Special meetings of the Board of
                       ----------------
Directors may be called by the Chairman of the Board, if any, the President, the Secretary, or by a majority of the Board of Directors. Notice of a special meeting of the Board of Directors shall be given by the person or persons calling the meeting at least twenty-four hours before the special meeting. The purpose or purposes of a special meeting need not be stated in the call or notice.

          Section 2.5  Organization.  Meetings of the Board of Directors shall
                       ------------
be presided over by the Chairman of the Board, if any, or if there is none or in his or her absence, by the President, or in his or her absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting. A majority of the directors present at a meeting, whether or not they constitute a quorum, may adjourn such meeting to any other date, time or place without notice other than announcement at the meeting.

          Section 2.6  Quorum; Vote Required for Action.  At all meetings of the
                       --------------------------------
Board of Directors a majority of the whole Board of Directors shall constitute a quorum for the transaction of business. Unless the Certificate of Incorporation or these By-laws, as such may be amended or restated from time to time, otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

          Section 2.7  Executive Committee.  The Board of Directors shall
                       -------------------
appoint three or more directors of the Corporation to act as an Executive Committee. The Executive Committee shall have and may exercise all of the powers of the Board of Directors when the Board is not in session except the
                                                                  ------
following powers reserved for the full Board of Directors:

          (a)  amending the Corporation's Restated Certificate of Incorporation;

          (b)  adopting an agreement of merger or consolidation;

          (c) recommending to stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets;

          (d) recommending to shareholders a dissolution of the Corporation or a revocation of dissolution;

          (e)  amending these By-Laws;

          (f) declaring a dividend, authorizing the issuance of stock or adopting a certificate of ownership and merger pursuant to Section 253 of the Delaware Corporation Law; or

          (g) any other power which may from time to time be specifically reserved to the full Board of Directors by the Delaware General Corporation Law or these By-Laws.

          Section 2.8  Compensation Committee.  Two or more directors of the
                       ----------------------
Corporation shall be appointed by the Board of Directors to act as a Compensation Committee, each of whom shall be a director who is not an employee of the Corporation or any subsidiary thereof. The Compensation Committee shall have the power and authority to set the

                                       9
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compensation of the officers and other employees and agents of the Company and shall possess the power and authority to act with respect to the compensation, option and other benefit plans of the Corporation. The Compensation Committee shall also recommend fees to be paid to members of the Board of Directors for services to the Corporation.

          Section 2.9   Audit Committee.  Two or more directors of the
                        ---------------
Corporation shall be appointed by the Board of Directors to act as an Audit Committee, each of whom shall be a director who is not an employee of the Corporation or any subsidiary thereof. The Audit Committee shall have general oversight responsibility with respect to the Corporation's financial reporting. In performing its oversight responsibility, the Audit Committee shall make recommendations to the Board of Directors as to the selection, retention, or change in the independent accountants of the Corporation, review with the independent accountants the scope of their examination and other matters (relating to both audit and non-audit activities), and review generally the internal auditing procedures of the Corporation. In undertaking the foregoing responsibilities, the Audit Committee shall have unrestricted access, if necessary, to the Corporation's personnel and documents and shall be provided with the resources and assistance necessary to discharge its responsibilities, including periodic reports from management assessing the impact of regulation, accounting, and reporting of other significant matters that may affect the Corporation. The Audit Committee shall review the financial reporting and adequacy of internal controls of the Corporation, consult with the internal auditors and certified public accountants, and from time to time, but not less than annually, report to the Board of Directors.

          Section 2.10  Other Committees.  The Board of Directors may from time
                        ----------------
to time, in its discretion, by resolution passed by a majority of the entire Board of Directors, designate other committees of the Board of Directors consisting of such number of directors as the Board of Directors shall determine, which shall have and may exercise such lawfully delegable powers and duties of the Board of Directors as shall be conferred or authorized by such resolution. The Board of Directors shall have the power to change at any time the members of any such committee, to fill vacancies and to dissolve any such committee.

          Section 2.11  Alternates.  The Board of Directors may from time to
                        ----------
time designate from among the directors alternates to serve on any committee of the Board of Directors to replace any absent or disqualified member at any meeting of such committee. Whenever a quorum cannot be secured for any meeting of any committee from among the regular members thereof and designated alternates, the member or members of such committee present at such meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another director to act at such meeting in place of any absent or disqualified member.

          Section 2.12  Quorum and Manner of Acting-Committees.  A majority of
                        --------------------------------------
the members of any committee of the Board of Directors shall constitute a quorum for the transaction of business at any meeting of such committee, and the act of a majority of the members present at any meeting at which a quorum is present shall be the act of such committee.

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

          Section 2.13  Committee Chairman, Books and Records,  Etc.  The
                        --------------------------------------  ---
chairman of each committee of the Board of Directors shall be selected from among the members of such committee by the Board of Directors.

          Each committee shall keep a record of its acts and proceedings, and all actions of each committee shall be reported to the Board of Directors when required.

          Each committee shall fix its own rules of procedure not inconsistent with these By-laws or the resolution of the Board of Directors designating such committee and shall meet at such times and places and upon such call or notice as shall be provided by such rules.

          Section 2.14  Telephonic Meetings.  Directors, or any committee of
                        -------------------
directors designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this
Section 2.13 shall constitute presence in person at such meeting.

          Section 2.15  Informal Action by Directors.  Unless otherwise
                        ----------------------------
restricted by the Certificate of Incorporation or these By-laws, as such may be amended or restated from time to time, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing (which may be in counterparts), and the written consent or consents are filed with the minutes of proceedings of the Board of Directors or such committee.

          Section 2.16  Reliance upon Records.  Every director, and every member
                        ---------------------
of any committee of the Board of Directors, shall, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors, or by any other person as to matters the director or member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, including, but not limited to, such records, information, opinions, reports or statements as to the value and amount of the assets, liabilities and/or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid, or with which the Corporation's capital stock might properly be purchased or redeemed.

          Section 2.17  Interested Directors.  A director who is directly or
                        --------------------
indirectly a party to a contract or transaction with the Corporation, or is a director or officer of or has a financial interest in any other corporation, partnership, association or other organization which is a party to a contract or transaction with the Corporation, may be counted in determining whether a quorum is present at any meeting of the Board of Directors or a committee thereof at which such contract or transaction is considered or authorized, and such director may participate in such meeting and vote on such authorization to the extent permitted by applicable law, including Section 144 of the General Corporation Law of the State of Delaware.

          Section 2.18  Compensation.  Unless otherwise restricted by the
                        ------------
Certificate of Incorporation, as such may be amended or restated from time to time, the Board of Directors shall have the authority to fix the compensation of directors. The directors shall be paid their reasonable expenses, if any, of attendance at each meeting of the Board of Directors or a committee thereof and may be paid a fixed sum for attendance at each such meeting and an annual retainer or salary for services as a director or committee member. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

          Section 2.19  Presumption of Assent.  Unless otherwise provided by the
                        ---------------------
laws of the State of Delaware, a director who is present at a meeting of the Board of Directors or a committee thereof at which action is taken on any matter shall be presumed to have assented to the action taken unless his or her dissent shall be entered in the minutes of such meeting or unless he or she shall file his or her written dissent to such action with the person acting as secretary of such meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary immediately after the adjournment of such meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

                                  ARTICLE III

                                   OFFICERS

          Section 3.1  Number and Designation.  The officers of the Corporation
                       ----------------------
shall be a Chairman of the Board, a President, one or more Vice Presidents, a Secretary and a Treasurer, and such Assistant Secretaries, Assistant Treasurers or other officers or agents as may be elected or appointed by the Board of Directors. Any two or more offices may be held by the same person unless the Certificate of Incorporation or these By-laws, as such may be amended or restated from time to time, provide otherwise.

          Section 3.2  Election and Term of Office.  The officers of the
                       ---------------------------
Corporation shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after the election of directors. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as may be convenient. Vacancies may be filled or new offices created and filled at any meeting of the Board of Directors. Each officer shall hold office until his or her successor shall have been duly elected and shall have qualified or until his or her earlier death, resignation or removal.

          Section 3.3  Removal and Resignation.  Any officer or agent elected or
                       -----------------------
appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer or agent may resign at any time by giving written notice to the Board of Directors, to the Chairman of the Board or to the Secretary. Any such resignation shall take effect at the time of receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective.

          Section 3.4  Vacancies.  A vacancy in any office because of death,
                       ---------
resignation, removal, disqualification or otherwise may be filled by the Board of Directors for the unexpired portion of the term.

          Section 3.5  President.  The President shall be the chief executive
                       ---------
officer of the Corporation and shall in general supervise and control all of the business and affairs of the Corporation, subject to the direction of the Board of Directors. The President may execute, alone or with the Secretary or any other officer of the Corporation authorized by the Board of Directors, any deeds, mortgages, bonds, contracts or other instruments which the Board of Directors or a committee thereof has authorized to be executed, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or a committee thereof or by these By-laws to some other officer or agent of the Corporation, or shall be required by law to be otherwise executed, and in general he or she shall perform all duties incident to the office of President and such other duties as from time to time may be prescribed by the Board of Directors or a committee thereof.

          Section 3.6  Chairman of the Board.  The Chairman of the Board shall
                       ---------------------
preside at all meetings of the Board of Directors. In the absence of the President or in the event of his or her inability to act as President, the Chairman of the Board shall perform the duties of the President and, when so acting, shall have all the powers of, and be subject to all the restrictions placed upon the President. He or she may execute, alone or with the Secretary or any other officer of the Corporation authorized by the Board of Directors, any deeds, mortgages, bonds, contracts or other instruments which the Board of Directors or a committee thereof has authorized to be executed, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or a committee thereof or by these By-laws to some other officer or agent of the Corporation, or shall be required by law to be otherwise executed, and in general he or she shall perform all duties incident to the office of Chairman of the Board and such other duties as from time to time may be prescribed by the Board of Directors or a committee thereof.

          Section 3.7  The Vice Presidents.  In the absence of the President and
                       -------------------
the Chairman of the Board, or in the event of their inability to act, the Vice President (or in the event there shall be more than one Vice President, the Vice Presidents in the order determined by the Board of Directors or, if there shall have been no such determination, then in the order of their election) shall perform the duties of the President and, when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Board of Directors may also designate certain Vice Presidents as being in charge of designated divisions, plants or functions of the Corporation's business and add appropriate descriptions to their titles. In addition, any Vice President shall perform such duties as from time to time may be assigned to him or her by the President or the Board of Directors or a committee thereof.

          Section 3.8  The Secretary.  The Secretary shall (a) keep the minutes
                       -------------
of proceedings of the stockholders, the Board of Directors and any committee of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these By-laws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation; (d) affix the seal of the Corporation or a facsimile thereof, or cause it to be affixed, and, when so affixed, attest the seal by his or her signature, to all certificates for shares of capital stock of the Corporation prior to the issue thereof and to all other documents the execution of which on behalf of the Corporation under its seal is duly authorized by the Board of Directors or otherwise in accordance with the provisions of these By-laws; (e) keep a register of the post office address of each stockholder, director or committee member, which shall be furnished to the Secretary by such stockholder, director or member; (f) have general charge of the stock transfer books of the Corporation; and (g) in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the Chairman of the Board, the President or the Board of Directors.

          Section 3.9  The Treasurer.  The Treasurer shall have charge and
                       -------------
custody of and be responsible for all funds and securities of the Corporation, receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, deposit all such moneys in the name of the Corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of Article IV of these By-laws, disburse the funds of the Corporation as ordered by the Board of Directors or the Chairman of the Board or as otherwise required in the conduct of the business of the Corporation and render to the Chairman of the Board, President or the Board of Directors, upon request, an accounting of all his or her transactions as Treasurer and a report on the financial condition of the Corporation. The Treasurer shall in general perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the Chairman of the Board, President or the Board of Directors.

          Section 3.10  Assistant Treasurers and Secretaries.  In the absence of
                        ------------------------------------
the Secretary or the Treasurer, as the case may be, or in the event of his or her inability to act, the Assistant Secretaries and the Assistant Treasurers, respectively, in the order determined by the Board of Directors (or if there shall have been no such determination, then in the order of their election), shall perform the duties and exercise the powers of the Secretary or the Treasurer, as the case may be. In addition, the Assistant Secretaries and the Assistant Treasurers shall, in general, perform such duties as may be assigned to them by the Chairman of the Board, the President, the Secretary, the Treasurer or the Board of Directors.

          Section 3.11  Salaries.  The salaries of the officers and agents of
                        --------
the Corporation shall be fixed from time to time by the Board of Directors or by such officer as it shall designate for such purpose. No officer shall be prevented from receiving such salary by reason of the fact that he or she is also a director of the Corporation.

          Section 3.12  Appointments.  In addition to the elected officers
                        ------------
described above, the Chairman of the Board may from time to time designate persons to be appointed Vice Presidents or bear such other title or titles as the Chairman of the Board shall specify. The powers and duties of each such appointed person shall be as prescribed by the Chairman of the Board from time to time. Such appointed persons shall not be deemed elected or executive officers of the Corporation. Each such appointed person shall serve until the successor thereof is appointed or until the earlier resignation or removal of such appointed person.

                                  ARTICLE IV

                       STOCK CERTIFICATES AND TRANSFERS

          Section 4.1  Certificate.  Every holder of stock shall be entitled to
                       -----------
have a certificate signed by or in the name of the Corporation by the Chairman of the Board, if any, or the President or a Vice President, and by the Secretary or an Assistant Secretary, of the Corporation, certifying the number of shares owned by such stockholder in the Corporation. Any of or all the signatures on the certificate may be facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such officer, transfer agent, or registrar continued to be such at the date of issue.

          Section 4.2  Lost, Stolen or Destroyed Certificates; Issuance of New
                       -------------------------------------------------------
Certificates.  The Corporation may issue a new certificate for stock in the
------------
place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such stockholder's legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

          Section 4.3  Transfers of Stock.  Upon surrender to the Corporation or
                       ------------------
the transfer agent of the Corporation of a certificate for stock of the Corporation duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer or, if the relevant stock certificate is claimed to have been lost, stolen or destroyed, upon compliance with the provisions of Section 4.2 of these By-laws, and upon payment of applicable taxes with respect to such transfer, and in compliance with any restrictions on transfer applicable to such stock certificate or the shares represented thereby of which the Corporation shall have notice and subject to such rules and regulations as the Board of Directors may from time to time deem advisable concerning the transfer and registration of stock certificates, the Corporation shall issue a new certificate or certificates for such stock to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Transfers of stock shall be made only on the books of the Corporation by the registered holder thereof or by such holder's attorney or successor duly authorized as evidenced by documents filed with the Secretary or transfer agent of the Corporation. Whenever any transfer of stock shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of transfer if, when the certificate or certificates representing such stock are presented to the Corporation for transfer, both the transferor and transferee request the Corporation to do so.

          Section 4.4  Stockholders of Record.  The Corporation shall be
                       ----------------------
entitled to treat the holder of record of any stock of the Corporation as the holder thereof and shall not be bound to recognize any equitable or other claim to or interest in such stock on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by the laws of the State of Delaware.

                                   ARTICLE V

                                    NOTICES

          Section 5.1  Manner of Notice.  Except as otherwise provided by law,
                       ----------------
the Certificate of Incorporation or these By-laws, as such may be amended or restated from time to time, whenever notice is required to be given to any stockholder, director or member of any committee of the Board of Directors, such notice may be given by personal delivery or by depositing it, in a sealed envelope, in the United States mails, first class, postage prepaid, addressed, or by delivering it to a telegraph company, charges prepaid, for transmission, or by transmitting it via telecopier, to such stockholder, director or member, either at the address of such stockholder, director or member as it appears on the records of the Corporation or, in the case of such a director or member, at his or her business address; and such notice shall be deemed to be given at the time when it is thus personally delivered, deposited, delivered or transmitted, as the case may be. Such requirement for notice shall also be deemed satisfied, except in the case of stockholder meetings, if actual notice is received orally or by other writing by the person entitled thereto as far in advance of the event with respect to which notice is being given as the minimum notice period required by law or these By-laws.

          Section 5.2  Dispensation with Notice.
                       ------------------------

          (a) Whenever notice is required to be given by law, the Certificate of Incorporation or these By-laws, as such may be amended or restated from time to time, to any stockholder to whom (i) notice of two consecutive annual meetings of stockholders, and all notices of meetings of stockholders or of the taking of action by stockholders by written consent without a meeting to such stockholder during the period between such two consecutive annual meetings, or
(ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities of the Corporation during a 12-month period, have been mailed addressed to such stockholder at the address of such stockholder as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such stockholder shall not be required. Any action or meeting which shall be taken or held without notice to such stockholder shall have the same force and effect as if such notice had been duly given. If any such stockholder shall deliver to the Corporation a written notice setting forth the then current address of such stockholder, the requirement that notice be given to such stockholder shall be reinstated.

          (b) Whenever notice is required to be given by law, the Certificate of Incorporation or these By-laws, as such may be amended or restated from time to time, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required, and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given.

          Section 5.3  Waivers of Notice.  Any written waiver of notice, signed
                       -----------------
by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular special meeting of the stockholders, directors, or members of a committee or directors need be specified in any written waiver of notice.

                                  ARTICLE VI

                                INDEMNIFICATION

          Section 6.1  Right to Indemnification.
                       ------------------------

          (a) The Corporation shall indemnify and hold harmless, to the fullest extent permitted by law as in effect on the date of adoption of these By-laws or as they may thereafter be amended or restated from time to time, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (including any action by or in the right of the Corporation) (a "proceeding") by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture or other enterprise, against any and all liability and loss (including judgments, fines, penalties and amounts paid in settlement) suffered or incurred and expenses reasonably incurred by such person (including attorneys' fees and related expenses); provided that any standard of conduct applicable to whether a director or officer may be indemnified shall be equally applicable to an employee under this Article VI. The Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person, including a counterclaim or crossclaim, unless the proceeding was authorized by the Board of Directors.

          (b) For purposes of this Article VI: (i) any reference to "other enterprise" shall include all plans, programs, policies, agreements, contracts and payroll practices and related trusts for the benefit of or relating to employees of the Corporation and its related entities ("employee benefit plans"); (ii) any reference to "fines", "penalties", "liability" and "expenses" shall include any excise taxes, penalties, claims, liabilities and reasonable expenses (including reasonable legal fees and related expenses) assessed against or incurred by a person with respect to any employee benefit plan; (iii) any reference to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation or trustee or administrator of any employee benefit plan which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, beneficiaries, fiduciaries, administrators and service providers; (iv) any reference to serving at the request of the Corporation as a director, officer, employee or agent of a partnership or trust shall include service as a partner or trustee; and (v) a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" for purposes of this Article VI.

          Section 6.2  Prepayment of Expenses.  The Corporation may pay or
                       ----------------------
reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received in advance an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this Article VI or otherwise. The Corporation may require security for any such undertaking.

          Section 6.3  Claims.  If a claim for indemnification or payment of
                       ------
expenses under this Article VI is not paid in full within 30 days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

          Section 6.4  Insurance.  The Corporation may purchase and maintain
                       ---------
insurance on its own behalf and on behalf of any person who is or was a director, officer or employee of the Corporation or was serving at the request of the Corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise (including service with respect to any employee benefit plan) against any liability asserted against him and incurred by him in any such capacity, whether or not the Corporation would have the power to indemnify such person against such liability under this
Article VI.

          Section 6.5  Non-Exclusivity of Rights.  The rights conferred on any
                       -------------------------
person by this Article VI shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation or these By-laws, as such may be amended or restated from time to time, agreement, vote of stockholders or disinterested directors or otherwise, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors, administrators and personal representatives of such a person.

          Section 6.6  Other Indemnification.  The Corporation's obligation, if
                       ---------------------
any, to indemnify any person who was or is serving at its request as a director, officer, employee, partner or agent of another corporation, partnership, joint venture or other enterprise shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture or other enterprise.

          Section 6.7  Amendment or Repeal.  Any repeal or modification of the
                       -------------------
foregoing provisions of this Article VI shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

          Section 6.8  Merger or Consolidation.  For purposes of this Article
                       -----------------------
VI, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees, so that any person who is or was a director, officer or employee of such a constituent corporation, or is or was serving at the request of such a constituent corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise (including service with respect to any employee benefit plan), shall stand in the same position under this Article VI with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

          Section 6.9  Indemnification of Agents.  The Corporation may, to the
                       -------------------------
extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any agent of the Corporation to the fullest extent of the provisions of this Article VI with respect to the indemnification and advancement of expenses of directors, officers and employees of the Corporation.

                                  ARTICLE VII

                                    GENERAL

          Section 7.1  Fiscal Year.  The fiscal year of the Corporation shall be
                       -----------
determined by resolution of the Board of Directors. Absent such determination, the fiscal year of the Corporation shall end on December 31 of each year.

          Section 7.2  Seal.  The corporate seal shall have the name of the
                       ----
Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

          Section 7.3  Form of Records.  Any records maintained by the
                       ---------------
Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

          Section 7.4  Amendment of By-Laws by the Board of Directors. These
                       ----------------------------------------------
By-Laws may be altered, amended or repealed, or new By-Laws may be adopted, by the affirmative vote of a majority of the directors present at any regular or special meeting of the Board of Directors at which a quorum is present.

          Section 7.5  Amendment of the By-laws by the Stockholders.  These By-
                       --------------------------------------------
laws may be altered, amended or repealed, or new By-Laws may be adopted, by the affirmative vote of the holders of seventy five percent (75%) of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote at any regular meeting of the stockholders or at any special meeting of the stockholders, provided notice of such alteration, amendment, repeal or adoption of new By-laws shall have been stated in the notice of such meeting.